Exhibit 99.2

Acquisition of $152 Million

Performing Loan Portfolio

March 10, 2011

SAFE HARBOR PROVISIONS OF THE PRIVATE LITIGATION REFORM ACT OF 1995

Certain statements made and information contained in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “may,” “will,” “should,” “would,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “intend,” and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following without limitation: general, regional, and local economic conditions and their effect on interest rates, the company and its customers; credit risks and risks from concentrations (geographic and by industry) within the loan portfolio; changes in regulations or accounting policies affecting financial institutions; the costs and effects of litigation and of unexpected or adverse outcomes of such litigation; technological changes; acquisitions and integration of acquired business; the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; the outcome of efforts to manage interest rate or liquidity risk; competition; and acts of war or terrorism. Investors are urged to carefully review and consider the various disclosures made by BankFinancial Corporation in its periodic reports filed with the Securities and Exchange Commission, including the risk factors and other information disclosed in BankFinancial Corporation’s Annual Report on Form 10-K for the most recently ended fiscal year. Copies of these filings are available at no cost on the SEC’s web site at www.sec.gov or on BankFinancial’s web site at www.bankfinancial.com. The Company undertakes no obligation to release revisions to these forward-looking statements or to reflect events or conditions occurring after the date of this presentation.

PERFORMING MULTI-FAMILY LOAN PORTFOLIO ACQUISITION

Summary

Seller:	Citibank NA

Principal Balance:	$ 152.4 million
Number of Loans:	466
Average Rate:	6.13%
Average Yield:	6.90%

Average Loan Balance:	$ 327,000
Average Loan / Unit:	$ 38,620

Average Current Credit Score:	748

Estimated Portfolio LTV:	74% (based on updated appraisals and estimated current valuations)

Loans Past Due 30-89:	None
Closing Date:	March 10, 2011

PERFORMING MULTI-FAMILY LOAN PORTFOLIO ACQUISITION

Concentrations

Loan Balance Distribution
$500,000+	93 Loans	42% of principal balance
$250,000 to $499,000	170 Loans	39% of principal balance
Under $250,000	203 Loans	19% of principal balance

Largest Single Borrower Exposure	4 Loans	$2.2 million

Geographic Distribution	Chicago Metropolitan Market Area

PERFORMING MULTI-FAMILY LOAN PORTFOLIO ACQUISITION

Due Diligence / Risk Assessment

1.	Borrower / Co-Borrower Information

•	Obtained Updated Credit Scores on All Borrowers / Co-Borrowers

•	Obtained Updated Judgment / Public Records Searches on All Borrower / Co-Borrowers

2.	Collateral Information

Collateral Risk Factors: Valuation & Condition

•	153 New Exterior-Only Appraisals – 56% of Total Portfolio – 100% of All Loans $500,000 or Larger

•	141 Independent Exterior Inspections – 26% of Total Portfolio

•	BFIN Commercial Bankers conducted external field inspections on 100% of collateral

PERFORMING MULTI-FAMILY LOAN PORTFOLIO ACQUISITION

Due Diligence / Risk Assessment (continued)

2.	Collateral Information (continued)

Collateral Risk Factors: Insurance & Environmental

•	Obtained Updated Environmental Data Reports on All Collateral

•	Verified Flood Insurance Status & Flood Insurance Placement on All Collateral

•	Verified Property & Casualty Insurance Status on All Collateral

Collateral Risk Factors: Legal & Title

•	Obtained Updated Tract Searches on All Collateral

•	Conducted On-Site review of all loan documents to verify original documents.

•	Verified 100% origination of loans by Seller or affiliate of Seller.

3.	Cash Flow Information

Seller loan files contained very limited information on current rent rolls and property operating statements; accordingly, greatest weight was placed on borrower current credit standing and loan payment history.

PERFORMING MULTI-FAMILY LOAN PORTFOLIO ACQUISITION

Interest Rate Risk Profile

Weighted Average to Repricing	2.9 years
Weighted Average to Maturity	18.6 years

Principal Balance Repricing in 2011	$ 39.6 million
Principal Balance Repricing in 2012	$ 18.6 million